Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC  20004
Tel.  202.739.3000
Fax: 202.739.3001
www.morganlewis.com



October 25, 2007


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:   The World Funds, Inc.: File Nos. 333-29289 and 811-08255
      --------------------------------------------------------

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company"), we are filing, pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, a preliminary copy of the Schedule 14A, notice, proxy statement and voting instruction forms ("Proxy Materials") for the Special Meeting of Shareholders ("Meeting") of the Company currently scheduled to be held on or about November 29, 2007.

The Meeting is being called for the purpose of approving a new investment advisory agreement between the Third Millennium Russia Fund, a series of the Company, and Third Millennium Investment Advisors, LLC (the "Adviser"), due to a change in ownership structure of the Adviser.

The Company intends to mail definitive proxy materials to shareholders on or about Monday, November 5, 2007. Please direct any questions or comments you may have to my attention at the address listed above. In addition, please feel free to contact me at 202.739.5498 with your questions or comments.


Sincerely,

/s/ Ryan F. Helmrich

Ryan F. Helmrich

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[  ]  Confidential,  for  Use of the  Commission  Only  (as  permitted  by Rule
      14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12

                             THE WORLD FUNDS, INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

4) Date Filed:

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                                 (800) 527-9525

               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                          THIRD MILLENNIUM RUSSIA FUND

                   To be held on Thursday, November 29, 2007

Dear Shareholder:

      Notice is hereby given that a special meeting of shareholders ("Special Meeting") of the Third Millennium Russia Fund (the "Fund"), a series of The World Funds, Inc. (the "Company") will be held at the offices of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on Thursday, November 29, 2007 at 10:00 a.m., local time, to consider and vote on the following matters:

      1. Approval of a new investment advisory agreement between the Fund and Third Millennium Investment Advisors, LLC; and

      2. Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      October 31, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof, and only shareholders of record at the close of business on that date will be entitled to vote. To assure your representation at the Special Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

                                    By Order of the Board of Directors


                                    ----------------------------
                                    Karen Shupe
November 5, 2007                    Secretary



IMPORTANT: Shareholders are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the Special Meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
                                 (800) 527-9525

                                 PROXY STATEMENT

      The accompanying proxy is solicited by the Board of Directors (the "Board of Directors" or the "Board") of Third Millennium Russia Fund, a series of The World Funds, Inc. (the "Fund") in connection with a special meeting of shareholders (the "Special Meeting") to be held at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 Thursday, November 29, 2007 at 10:00 a.m., local time.

      All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund's Class A, Class C and Class I shares of common stock, par value $0.01 per share ("Shares") will be voted "FOR" the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about November 5, 2007.

      Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

      The Shares are the only outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof has been fixed at the close of business on October 31, 2007, and each shareholder of record at that time is entitled to cast one vote for each Class A, Class C and Class I shares registered in his or her name. As of October 31, 2007, the following Shares were outstanding and entitled to be voted.

       -----------------------------------------------------------
       Share Class                   Shares Outstanding
       -----------------------------------------------------------
       -----------------------------------------------------------
       Class A                       [_________]
       -----------------------------------------------------------
       -----------------------------------------------------------
       Class C                       [_________]
       -----------------------------------------------------------
       -----------------------------------------------------------
       Class I                       [_________]
       -----------------------------------------------------------

The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended August 31, 2007, and more recent reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-800-527-9525 or write to the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

                                    PROPOSAL:
                     APPROVAL OF THE NEW ADVISORY AGREEMENT

      The Board of Directors is proposing that shareholders approve a new investment advisory agreement (the "New Advisory Agreement") to be entered into between the Fund and Third Millennium Investment Advisors, LLC (the "Adviser"). The New Advisory Agreement is attached as Appendix B to this Proxy Statement. As described below, the New Advisory Agreement is identical to the current investment advisory agreement with the Adviser, dated December 21, 1999 (the "Current Advisory Agreement"), except for technical amendments arising from changes in the date of its execution and effectiveness.

      The New Advisory Agreement is being proposed to shareholders because the Adviser proposes to undergo a change in ownership structure (the "Transaction"). Under the Investment Company Act of 1940, as amended ("1940 Act"), a change in ownership structure of the Adviser will result in an automatic termination of the Current Advisory Agreement. In order for the Fund to enter into the New Advisory Agreement, upon termination of the Current Advisory Agreement, shareholder approval of the New Advisory Agreement is required. If the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund's shareholders.

      This proposal sets forth information about the Adviser and the Transaction, a summary of the Current and New Advisory Agreements, and a discussion of the factors considered by the Board of Directors when it approved the New Advisory Agreement.

Change in Ownership Structure of the Adviser

      The Adviser is a Delaware limited liability company that is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser is located at 1185 Avenue of the Americas, New York, New York 10036. Currently, John T. Connor, Jr., President of the Adviser, together with his wife, Susan Connor, own 44% of the outstanding interests of the Adviser, James
L. Melcher owns 32% of the outstanding interests of the Adviser and Commonwealth Capital Management ("CCM") owns 24% of the outstanding interests of the Adviser. CCM is the investment adviser to two other series of the Company. John Pasco, III, the Chairman and Chief Executive Officer of the Fund and the Chairman, Director and President of the Company, owns CCM. Mr. Pasco is considered to be an "interested person" as that term is defined in the 1940 Act with respect to the Company for the following reasons: (1) he is an officer of the Company; (2) he owns CCM; and (3) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, FDCC, the Company's principal underwriter, and Fund Services, Inc., the Company's Transfer and Disbursing Agent.

      Pursuant to the terms of the Transaction, an entity to be formed and wholly-owned by Mr. Pasco, CCM or one of their affiliates ("Newco"), has agreed to purchase all of the interests in the Adviser owned by Mr. and Mrs. Connor. Upon consummation of the Transaction, Newco will directly own, and therefore Mr. Pasco will indirectly own, 68% of the Adviser. As a result of the Transaction, Newco and Mr. Pasco will be deemed to "control" the Adviser as that term is defined in the 1940 Act. This change in ownership structure of the Adviser constitutes an "assignment" under the 1940 Act and will result in the automatic termination of the Current Advisory Agreement. Accordingly, the New Advisory Agreement is being proposed for approval by the Fund's shareholders.

      The Transaction is not expected to result in a reduction in the type or quality of services that the Adviser provides to the Fund or have any adverse impact on the Fund. The Transaction will not result in a change in the fees payable to the Adviser, in the personnel or operations of the Adviser, or in any changes in the investment approach of the Adviser with respect to the Fund. Following the Transaction, Mr. Connor will continue to serve as portfolio manager for the Fund. Moreover, Mr. Connor will enter into an employment agreement with the Adviser under which Mr. Connor will serve as a senior portfolio manager of the Adviser and the Fund for at least two years. Upon consummation of the Transaction, Mr. Pasco will be the Managing Member and Mr. and Mrs. Conner will not have an interest nor serve as any principal executive officer of the Adviser.

      The Directors have been advised that, in connection with carrying out the Transaction, the Adviser intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

      First, for a period of three years after the Transaction, at least 75% of the Directors must be persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Fund intends to comply with this 75% requirement with respect to the Directors for the three year period following the Transaction.

      The second condition of Section 15(f) is that, for a period of two years following the Transaction, there must not be imposed on the Fund any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any interested person of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). In this regard, the Directors noted that no special compensation arrangements were contemplated in connection with the Transaction.

Principal Executive Officers of the Adviser

      The names and principal occupations of the principal executive officers of the Adviser are provided below:

   Name and       Position with           Principal Occupation(s)
   Address*          Adviser
-------------------------------------------------------------------------

John T.         President          President of the Adviser
Connor, Jr.

John Pasco, III                    Chairman, Director and President of
                                   the Company; Treasurer and Director
                                   of Commonwealth Shareholder
                                   Services, Inc.; President and
                                   Director of First Dominion Capital
                                   Corp., Fund Services, Inc. and
                                   Commonwealth Fund Accounting, Inc.;
                                   President and Treasurer of
                                   Commonwealth Capital Management, Inc.

James L.        Member             [_____]
Melcher

Peter L. Smith  Chief   Compliance Chief   Compliance   Officer  of  the
                Officer            Adviser,    Yorktown   Management   &
                                   Research  Company,  Inc. and American
                                   Pension Investors Trust.
Susan Connor    Member             [_____]

* The address for each of the officers is: 1185 Avenue of the Americas, New York, New York 10036.

John Pasco, III also serves as the Chairman and Chief Executive Officer of the Fund. None of the other officers of the Adviser are a Director of the Fund.

The Current Advisory Agreement and the New Advisory Agreement

      The following is a comparison of the material aspects of the Current Advisory Agreement and the New Advisory Agreement. For a complete understanding of the New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A.

      The Board of Directors, including a majority of the Independent Directors, approved the New Advisory Agreement at an in-person meeting held on October [__], 2007, subject to approval by the Fund's shareholders. The Current Advisory Agreement is dated December 21, 1999 and was last approved by the Board of Directors, including a majority of the Independent Directors on November 9, 2006. The Current Advisory Agreement was last approved by shareholders on [_______ __, ____,] for the purpose of [_____]. The Current Advisory Agreement and the New Advisory Agreement are identical except for technical amendments arising from changes in the date of the New Advisory Agreement's execution and its effectiveness and certain other non-material changes. Upon shareholder approval. the New Advisory Agreement will take effect once the Transaction is consummated. The New Advisory Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person of a majority of Independent Directors). It can also be terminated, without penalty, by the Board or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice, or by the Adviser upon 60 days' written notice.

      Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is paid a monthly fee, which accrues daily at an annual rate equal to 1.75% on the first $125 million of the Fund's average daily net assets, 1.50% on assets in excess of $125 million and not more than $250 million, and 1.25% on assets over $250 million. In exchange, the Adviser provides an investment program for the Fund, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board of Directors. In the interest of limiting the other expenses of the Fund, the Adviser, Commonwealth Capital Management, Inc., First Dominion Capital Corp. (the "Principal Underwriter") and Commonwealth Shareholder Services, Inc. (the "Administrator") (collectively, the "Service Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to that agreement, the Service Providers have agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class C and Class I shares is limited to 2.75%, 3.50% and 2.50%, respectively. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Service Providers is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The current expense limitation agreement expired on August 31, 2007. In connection with the New Advisory Agreement, the Service Providers will enter into a new expense limitation agreement with the Company to limit the Fund's expenses to the expense levels and under the same terms and conditions provided above for a period of [three years] from the date of the New Advisory Agreement. The new expense limitation agreement will continue in effect from year to year thereafter provided that its continuance is specifically approved by the Board. The new expense limitation agreement may be terminated by either party upon 90 days' prior written notice.

      The Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to select brokers and dealers to effect all portfolio transactions for the Fund and direct the Adviser to use its best efforts to obtain for the Fund the most favorable overall terms and best execution when placing any orders for the purchase or sale of investments for the Fund. Subject to policies and procedures approved by the Board and the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Adviser may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided.

      The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its advisory services to the Fund. The Fund bears all expenses incurred in the Fund's operations and the offering of securities. Expenses borne by the Fund include, among others: brokerage and other expenses of executing portfolio transactions; legal and audit expenses; taxes; governmental fees; fees of custodians, transfer agents, registrars or other agents; expenses of registering and qualifying Fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of printing and mailing prospectuses, proxy statements, and other reports to the Fund's shareholders; costs of stationery; and costs of shareholders and other meetings of the Fund.

      The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective agreement.

Compensation

      Under the Current Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of the Fund's average daily net assets, 1.50% on assets in excess of $125 million and not more than $250 million, and 1.25% on assets over $250 million. For the fiscal year ended August 31, 2007, the Adviser received from the Fund $[______] in fees for its advisory services performed under the Current Advisory Agreement.

The Directors' Considerations and Recommendations

      At its meeting held on October [__], 2007 the Directors considered the approval of the New Advisory Agreement. In preparation for the meeting, the Directors requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the New Advisory Agreement and determining to submit it to shareholders for approval, the Directors considered many factors, including the following:

      [TO BE INSERTED AFTER BOARD MEETING]


      Based on these considerations, the Board of Directors approved the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval. In the event that the New Advisory Agreement is not approved by shareholders, the Directors will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund. If the New Advisory Agreement is approved by shareholders but the Transaction does not occur, the termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into by the Fund.

Required Vote

      The approval of the New Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, for these purposes, means the vote (i) of 67% or more of the voting securities present at the Special Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" approval of the New Advisory Agreement under the Proposal. Unmarked proxies will be so voted.


                          VOTING AND OTHER INFORMATION

Voting Requirements

      A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

      Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the Proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the Proposal.

      An abstention as to approval of the New Advisory Agreement will be treated as present and will have the effect of a vote "Against" the Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the Proposal will be treated as present and will not be voted with respect to the Proposal and will have the effect of a vote "Against" approval of the New Advisory Agreement in the Proposal.

Adjournment

      If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the shareholders may adjourn the Special Meeting. The vote required to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Sepcial Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the Proposal, the chairman of the Special Meeting may adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote required for shareholders to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal "FOR" the adjournment, and will vote those proxies required to be voted against the Proposal "AGAINST" the adjournment and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not effect the outcome of the vote.

Other Service Providers

      The Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 8730 Stony Point Pkwy, Suite 205, Richmond, Virginia 23235.

Expenses

      The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by the Adviser. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, or the Adviser. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid approximately $7,817 and will be reimbursed for its related expenses, such expenses to be borne by the Adviser.

Solicitation and Voting of Proxies

      Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about November 5, 2007. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of the Adviser or representative of The Altman Group if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Special Meeting and voting in person.

Ownership of Securities

      As of October 31, 2007, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding Shares. The information as to ownership of securities which appear below is based on statements furnished to the Fund by its Directors and executive officers.

Beneficial Ownership

      The following table provides certain information as of October 31, 2007, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

-------------------------------------------------------------------------
                                   Number of
                                     Shares
       Names and Address        Beneficially   Percent of   Percent of
                                    Owned         Class         Fund
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  Class A Shares
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
  Class C Shares
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
  Class I Shares
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------

Shareholder Proposals

      The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

                                  OTHER MATTERS

      The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                                    By Order of the Board of Directors





                                   Karen Shupe
November 5, 2007                    Secretary



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Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.
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A copy of the Fund's Annual Report for the fiscal year ended August 31, 2007 is available without charge upon request by writing the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 or telephoning it at 1-800-527-9525.
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



                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the "Agreement") dated this __th day of ________, 2007 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and THIRD MILLENNIUM INVESTMENT ADVISORS LLC, a Delaware Limited Liability Company (the "Advisor") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Fund hereby appoints the Advisor to act as the adviser to the THIRD MILLENNIUM RUSSIA FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

     The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

     The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

      a) Taxes;

      b)   Brokerage fees and commissions with regard to portfolio transactions;

      c) Interest charges, fees and expenses of the custodian of the securities;

      d)   Fees and expenses of the Fund's transfer agent and the Administrator;

      e)   Its proportionate share of auditing and legal expenses;

      f) Its proportionate share of the cost of maintenance of corporate existence;

      g) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

      h)   Its proportionate share of the costs of corporate meetings;

      i) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

      j) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

      k) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

      l) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

      m) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

      n) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

     6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

     8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

     9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

     10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

     11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Third Millennium Russia Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Third Millennium Russia Fund" or any derivation thereof unless the Advisor waives this requirement in writing.

     12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

     14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

a)                        To the Fund at: 8730 Stony Point Pkwy, Suite 205
                          Richmond, VA 23235

b)                        To the Advisor at: 1185 Avenue of the Americas, New
                          York, New York 10036

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


THIRD MILLENNIUM INVESTMENT ADVISORS, LLC



BY: ___________________________
Name:
Title:



THE WORLD FUNDS, INC.



BY:____________________________
Name:
Title:

PROXY                                                              PROXY

                              THE WORLD FUNDS, INC.
                        8730 Stony Point Pkwy, Suite 205
                               Richmond, VA 23235
           Special Meeting of Shareholders of Third Millennium Russia
                     Fund, a series of The World Funds, Inc.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at a Special Meeting of Shareholders to be held at the address of the Fund, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on Thursday, November 29, 2007 at 10:00 a.m., local time, or any adjournments thereof.

     The undersigned hereby appoints Lori Martin and Karen M. Shupe and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments and postponements thereof, all Class A, Class C and Class I shares of common stock, par value $0.01 per share of Third Millennium Russia Fund, a series of The World Funds, Inc. held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion. The attached proxy statement contains additional information about the Proposal and the Company. Please read it before you vote.

     This proxy is being solicited by the Board of Directors, which recommends a vote FOR approval of the New Advisory Agreement in the Proposal as more fully described in the proxy statement





                             ? FOLD AND TEAR HERE ?


        Third Millennium Russia Fund, a series of The World Funds, Inc.
        ----------------------------



Dated: ___________________________________, 2007

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Signature (sign exactly as your name appears at left)

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Signature (if held jointly)



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Change of Address and/or Comments Mark Here


Dated: ___________________________________, 2006

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Signature (sign exactly as your name appears at left)

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Signature (if held jointly)



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Change of Address and/or Comments Mark Here





   FOR                            AGAINST                         ABSTAIN









      (Print name and address and TAG ID here)





          In executing this proxy, you acknowledge receipt of a copy of the Notice of Special Meeting and Proxy Statement.
    Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed
                              Envelope. Thank you.